Ordinary Shares	12 Months Ended
Dec. 31, 2017
Ordinary Shares
Ordinary Shares

15.Ordinary Shares

On September 22, 2017, the Group completed its initial public offering of 4,250,000 Class A ordinary shares, at a public offering price of US$26 per share.  The net proceeds received were US$100,844 (or RMB664,464).

Concurrently upon the completion of the Company’s IPO, the Company issued 769,231 and 384,615 Class A ordinary shares to Gold Ease Global Limited and YTL Cayman Limited, respectively, in a private placement at a price of US$26 per share. Proceeds from such issuance of ordinary shares were US$30,000 (or RMB197,697),

Following the completion of the Group’s IPO, the Company’s authorized share capital was reclassified and re-designated into Class A ordinary shares and Class B ordinary shares, with each Class A ordinary share being entitled to one vote and each Class B ordinary share being entitled to twenty votes on all matters that are subject to shareholder vote. Each Class B ordinary share is convertible into one Class A ordinary share at any time. Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances. Both Class A ordinary shares and Class B ordinary shares are entitled to the same dividend right. The holders of the Group’s ordinary shares are entitled to such dividends as may be declared by the board of directors subject to the Companies Law.

As of December 31, 2017, all Class B ordinary shares were held by the Chairman and CEO of the Group.